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                                                                    EXHIBIT 23.1



                       Consent of Independent Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2001 included in SpectraLink Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                               ARTHUR ANDERSEN LLP

Denver, Colorado
April 27, 2001